UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 17, 2009
NYMAGIC, INC.
(Exact name of registrant as specified in its charter)

New York	1-11238	13-3534162

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

919 Third Avenue, New York, New York	10022

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 551-0600
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On September 21, 2009, NYMAGIC, INC. (the “Company”) announced that, in connection with his previously announced resignation as Executive Vice President and Chief Underwriting Officer, Mark W. Blackman and the Company have entered into a Separation, Release and Consultancy Agreement (the “Agreement”) pursuant to which Mr. Blackman will provide continuing services to the Company. The Agreement became operative on September 17, 2009.
The Agreement, which provides that Mr. Blackman’s resignation is effective as of August 11, 2009, contains the following material provisions:
•	Mr. Blackman will receive compensation of $50,000 in 2009 and $100,000 in 2010, with such fees to be paid bi-monthly;

•	The Company will pay Mr. Blackman an amount (expected to be approximately $22,000), equivalent to the contribution the Company would have made on his behalf to the Company’s Profit Sharing Plan & Trust had Mr. Blackman been employed with the Company on December 31, 2009, pro rated on the basis of his 2009 salary up to the time of his resignation;

•	Mr. Blackman will comply with certain confidentiality, non-solicitation and non-competition restrictions; and

•	Mr. Blackman releases the Company from any known or unknown claims he may have against the Company as of September 10, 2009.
The above description of the Agreement is a summary and is qualified in its entirety by the Agreement itself, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
To the extent applicable, the information contained in Item 1.01 above is hereby incorporated by reference.
Item 7.01. Regulation FD Disclosure.
On September 17, 2009, the Company issued a press release announcing that it had declared a dividend to shareholders of six cents per share, payable on October 6, 2009 to shareholders of record on September 30, 2009.
The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are furnished or filed, as applicable, with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Separation, Release and Consultancy Agreement, dated September 10, 2009, between NYMAGIC, INC. and Mark W. Blackman.
99.1	Press release issued by NYMAGIC, INC. on September 17, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

NYMAGIC, INC.
By:	/s/ Thomas J. Iacopelli
	Name:	Thomas J. Iacopelli
	Title:	Chief Financial Officer and Treasurer
Dated: September 22, 2009

EXHIBIT INDEX

Exhibit No.	Description

10.1	Separation, Release and Consultancy Agreement, dated September 10, 2009, between NYMAGIC, INC. and Mark W. Blackman.

99.1	Press release issued by NYMAGIC, INC. on September 17, 2009.